UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2016

(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-35072 (Commission File Number)	65-1310069 (I.R.S. Employer Identification No.)

4655 Salisbury Road, Suite 110, Jacksonville, FL 32256

(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 342-2824

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On March 28, 2016, the audit committee of the Board of Directors (the Audit Committee) of Atlantic Coast Financial Corporation (the Company) approved the dismissal of RSM US LLP (RSM) as the Company's independent registered public accounting firm.

The reports of RSM on the Company's consolidated financial statements for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2015 and 2014, and the subsequent interim period through March 28, 2016, the Company did not have any disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference thereto in its reports on the financial statements of the Company for such periods. Additionally, during the years ended December 31, 2015 and 2014, and the subsequent interim period through March 28, 2016, there were no reportable events requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished a copy of this Current Report on Form 8-K to RSM and requested that RSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether RSM agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of RSM's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On March 28, 2016, the Audit Committee approved the Company’s engagement of Dixon Hughes Goodman LLP (DHG) to serve as the Company's new independent registered public accounting firm. During the years ended December 31, 2015 and 2014, and the subsequent interim period through March 28, 2016, neither the Company nor anyone on its behalf has consulted with DHG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report or oral advice was provided to the Company that DHG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1	Letter from RSM US LLP to the Securities and Exchange Commission, dated April 1, 2016 (furnished pursuant to Item 4.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date: April 1, 2016	By:	/s/ Tracy L. Keegan
		Name:	Tracy L. Keegan
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from RSM US LLP to the Securities and Exchange Commission, dated April 1, 2016 (furnished pursuant to Item 4.01)